UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 6, 2018

 Exceed World, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-55377	98-1339955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1-23-38-6F, Esakacho, Suita-shi, Osaka Japan	564-0063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +81-6-6339-4177

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Throughout this Report on Form 8-K, the terms the “Company,” “we,” “us” “our” and “Exceed World” refer to Exceed World, Inc., and “our board of directors” refers to the board of directors of Exceed World, Inc.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This Current Report on Form 8-K contains forward-looking statements regarding, among other things, our future operating results and financial position, our business strategy, and other objectives for our future operations. The words “anticipate,” “believe,” “intend,” “expect,” “may,” “estimate,” “predict,” “project,” “potential” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. There are a number of important risks and uncertainties that could cause our actual results to differ materially from those indicated by forward-looking statements including those set forth in the section of this Current Report entitled “Risk Factors.” We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments that we may make.

You should read this Current Report on Form 8-K and the documents that we have filed as exhibits to this Current Report on Form 8-K completely and with the understanding that our actual future results may be materially different from what we expect. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and we do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Table of Contents

Item 1.01 Entry into a Material Definitive Agreement.

On December 6, 2018, Exceed World, Inc., a Delaware Corporation (the "Company" and or "Exceed") entered into a Share Contribution Agreement (this "Agreement") with Force Internationale Limited, a Cayman Island limited company ("Force Internationale"), our controlling shareholder. Under this Agreement, the Company transferred 100% of the equity interests of School TV Co., Ltd., a Japan corporation ("School TV"), to Force Internationale without consideration. This Agreement and action was approved by the boards of directors of each of, Exceed, Force Internationale and School TV. A copy of this Agreement is included as Exhibit 10.1 to this Current Report and is hereby incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described in item 1.01 above, the Company determined that the Company and School TV will be deconsolidated from the Company's interim financial statements as of December 31, 2018 and, as a result, is filing herewith certain unaudited pro forma consolidated financial information, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Table of Contents

Item 9.01 Financial Statements and Exhibits.

(a) Pro forma financial information.

Unaudited, Consolidated Pro Forma Financial Information is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(b) Exhibits.

Exhibit No.	Description
10.1	Share Contribution Agreement dated December 6, 2018 by and among the Company and Force Internationale
99.1	Unaudited Pro Forma Consolidated Financial Information

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exceed World, Inc

Date: December 12, 2018	By:	/s/ Tomoo Yoshida
Name: Tomoo Yoshida
Title: Chief Executive Officer